                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       3

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS       4
                          TOP FIVE SECTORS       4
          Q&A WITH YOUR PORTFOLIO MANAGERS       5
                         GLOSSARY OF TERMS       9

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      10
                      FINANCIAL STATEMENTS      16
             NOTES TO FINANCIAL STATEMENTS      22

                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      29
     FUND OFFICERS AND IMPORTANT ADDRESSES      30
              RESULTS OF SHAREHOLDER VOTES      31

One of the greatest shifts we've seen is the increasing importance of investing for many Americans.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 3, 2000

Dear Shareholder,

As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

                  Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

- Investing for the long-term

- Basing investment decisions on sound research

- Building a diversified portfolio

- Acting on the value of professional investment advice

While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,


[SIG]
Richard F. Powers, III
Chairman
Van Kampen
Asset Management, Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH REMAINED VIBRANT DURING THE REPORTING PERIOD DUE TO STRONG CONSUMER AND GOVERNMENT SPENDING, AS WELL AS YEAR 2000-RELATED INVENTORY BUILD-UP. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUALIZED RATE OF 6.9 PERCENT IN THE FOURTH QUARTER OF 1999, ITS FASTEST GROWTH RATE SINCE 1996. WITH GDP MEASURING 4.1 PERCENT FOR 1999, THIS WAS THE THIRD SUCCESSIVE YEAR IN WHICH GDP EXCEEDED 4 PERCENT.

STRONG GDP DATA, AMONG OTHER FACTORS, PROMPTED THE FEDERAL RESERVE BOARD TO TAKE AN ACTIVE STANCE IN TEMPERING ECONOMIC GROWTH TO WARD OFF INFLATION. THE FED INCREASED THE FEDERAL FUNDS RATE BY 0.25 PERCENT FOUR TIMES SINCE JUNE 1999, AND AN ADDITIONAL INCREASE IS WIDELY ANTICIPATED IN LATE MARCH. [EDITOR'S NOTE: THE FED RAISED THE FEDERAL FUNDS RATE BY 0.25 PERCENT ON MARCH 21.] DESPITE THE SURGING ECONOMY, THE CONSUMER PRICE INDEX (CPI)--A MEASURE OF INFLATION--REMAINED MODEST, RISING JUST 2.7 PERCENT DURING THE 12 MONTHS ENDED FEBRUARY 29, 2000.

ALTHOUGH THE CPI POSTED FAVORABLE NUMBERS, INFLATIONARY PRESSURES CONTINUED TO BUILD IN LABOR COSTS AND CONSUMER SPENDING RATES. THE JOB MARKET REMAINED TIGHT AS UNEMPLOYMENT DROPPED TO A 30-YEAR LOW. AS A RESULT, THE EMPLOYMENT COST INDEX HAS REFLECTED ESCALATING LABOR COSTS, AS EMPLOYERS HAVE INCREASED COMPENSATION AND BENEFITS TO ATTRACT WORKERS.

RISING INTEREST RATES DID LITTLE TO CURB CONSUMER SPENDING. SHOPPERS SPENT FREELY IN LATE 1999 AND INTO THE NEW YEAR, AND CONSUMER CONFIDENCE REMAINS VERY HIGH DUE TO PLENTIFUL JOBS, ACCELERATING PERSONAL INCOME, AND LOW INFLATION.

INTEREST RATES AND INFLATION

(February 28, 1998 - February 29, 2000)

     [LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Feb 98                                                                      5.50                               1.40
                                                                            5.50                               1.40
                                                                            5.50                               1.40
May 98                                                                      5.50                               1.70
                                                                            5.50                               1.70
                                                                            5.50                               1.70
Aug 98                                                                      5.50                               1.60
                                                                            5.25                               1.50
                                                                            5.00                               1.50
Nov 98                                                                      4.75                               1.50
                                                                            4.75                               1.60
                                                                            4.75                               1.70
Feb 99                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               2.30
May 99                                                                      4.75                               2.10
                                                                            5.00                               2.00
                                                                            5.00                               2.10
Aug 99                                                                      5.25                               2.30
                                                                            5.25                               2.60
                                                                            5.25                               2.60
Nov 99                                                                      5.50                               2.60
                                                                            5.50                               2.70
                                                                            5.50                               2.70
Feb 00                                                                      5.75                               3.20

Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

                                           PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of February 29, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
SIX-MONTH TOTAL RETURN BASED ON
NAV(1)                                  115.83%    115.02%    115.07%
-------------------------------------------------------------------------
Six-month total return(2)               103.42%    110.02%    114.07%
-------------------------------------------------------------------------
One-year total return(2)                148.12%    157.29%    161.35%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                46.65%     47.24%     47.26%
-------------------------------------------------------------------------
Ten-year average annual total
return(2)                                31.43%        N/A        N/A
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                21.07%   33.62%(3)    34.78%
-------------------------------------------------------------------------
Commencement Date                      10/02/70   04/20/92   07/06/93
-------------------------------------------------------------------------

N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. Returns for Class C shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge ("CDSC"). Returns for Class B shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. Returns for Class C shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase.

(3) The total return reflects the conversion of Class B shares into Class A shares six years after the end of the calendar month in which the shares were purchased.

See the Comparative Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and, therefore, the value of Fund shares may decline. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Because the prices of common stocks and other securities fluctuate, the value of an investment in the Fund will vary upon the Fund's investment performance. Foreign securities may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS

(as a percentage of long-term investments--February 29, 2000)


1.   JDS UNIPHASE                5.9%
     Makes products used in optical
     networks for the telecommunications
     and cable television industries.

2.   VERITAS SOFTWARE            3.6%
     Makes software designed to enhance
     electronic information storage.

3.   VERISIGN                    3.1%
     Provides Internet-based trust
     services needed by Web sites, enter-
     prises, and individuals to conduct
     secure electronic commerce and
     communications.

4.   NETWORK APPLIANCE           3.0%
     Provides storage and data-access
     solutions.

5.   BROADVISION                 2.7%
     Develops software solutions that
     personalize e-business.

6.   LSI LOGIC                   2.5%
     Develops semiconductor products and
     computer-storage systems solutions.

7.   BROADCOM                    2.2%
     Makes semiconductors used in
     high-speed data and video-
     transmission products.

8.   CONEXANT SYSTEMS            1.9%
     Supplies semiconductor products for a
     broad range of communications
     applications.

9.   SIEBEL SYSTEMS              1.8%
     Helps enable electronic business-to-
     business commerce.

10.  COMVERSE TECHNOLOGY         1.7%
     Develops systems and software for
     multimedia communications and
     information processing applications.

TOP FIVE SECTORS*

(as a percentage of long-term investments)

* These sectors represent broad groupings of related industries.

    [BAR GRAPH]

                                                                       February 29, 2000                   August 31, 1999
Technology                                                                         78.30                             57.50
Health Care                                                                         6.30                              7.50
Consumer Services                                                                   5.90                             10.60
Utilities                                                                           3.40                              0.80
Producer Manufacturing                                                              3.30                              4.20

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH REPRESENTATIVES OF THE ADVISER OF THE VAN KAMPEN EMERGING GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST SIX MONTHS. THE REPRESENTATIVES INCLUDE GARY M. LEWIS, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE 1989 AND WORKED IN THE INVESTMENT INDUSTRY SINCE 1979. HE IS JOINED BY DUDLEY BRICKHOUSE, MATTHEW HART (NEW TO THE FUND AS OF FEBRUARY 2000), JANET LUBY, AND DAVID WALKER, PORTFOLIO MANAGERS, AND STEPHEN L. BOYD, CHIEF INVESTMENT OFFICER FOR EQUITY INVESTMENTS. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE DURING THE SIX MONTHS ENDED FEBRUARY 29, 2000.

Q   HOW WAS THE FUND AFFECTED BY
    MARKET CONDITIONS DURING THE REPORTING PERIOD?

A   It was an extremely favorable
market environment for the Fund. Technology stocks, which made up a substantial portion of the Fund's investments during the reporting period, continued their outstanding performance of late. This was especially the case during the final quarter of 1999, when the NASDAQ stock index, which includes a heavy weighting in technology companies, rose an impressive 48 percent. In the first two months of the new year, technology stocks continued their strong results, while "blue chip" stocks started falling out of favor with investors. As a result, the NASDAQ powered to record highs in February while the Dow Jones Industrial Average dropped below the 10,000 mark for the first time since April 1999.

Q   IN WHAT AREAS OF THE MARKET DID
    YOU FIND ATTRACTIVE INVESTMENTS?

A   The Fund's investment approach
(see next page) leads us to the areas of the market where we believe we can find the best stocks at any given time. As a consequence, during the reporting period the Fund was invested heavily in companies taking advantage of burgeoning technologies such as the Internet and wireless communications, to name just two examples of market areas that we believe have enormous growth potential. This weighting in technology stocks significantly benefited the Fund's results, as stocks in this area were overwhelmingly the best performers in the stock market during the period.

THE MANAGERS' INVESTMENT APPROACH

REGARDLESS OF MARKET CONDITIONS, WE FOLLOW A CONSISTENT INVESTMENT STRATEGY IN MANAGING THE FUND: TO LOOK FOR STOCKS WITH RISING EARNINGS EXPECTATIONS AND RISING VALUATIONS. WE INVEST THE FUND'S ASSETS IN THOSE COMPANIES WE BELIEVE HAVE THE POTENTIAL TO OUTPERFORM EARNINGS EXPECTATIONS, AND WE SELL STOCKS IF THEIR UNDERLYING COMPANIES' EARNINGS ESTIMATES OR VALUATIONS ARE DECLINING. WE MANAGE THE FUND USING A "BOTTOM UP" APPROACH, MEANING THAT WE EVALUATE EACH COMPANY INDIVIDUALLY BEFORE DECIDING TO INVEST.

Q   WHAT WERE SOME OF THE
INVESTMENTS THAT MOST HELPED THE FUND'S PERFORMANCE?

A   Increasingly, companies have been
reengineering their business practices to take advantage of the Internet's cost efficiencies, leading to many investment opportunities in technology stocks.

    As we mentioned in your last shareholder report, we continued to invest the Fund's assets in businesses that are creating the infrastructure supporting the Internet. At the end of the reporting period, the Fund's largest holding and strongest contributor to performance was JDS Uniphase, which produces optical-networking equipment to transmit data over the Internet. Similarly, the Fund's performance was helped by an investment in SDL, which develops semiconductor lasers and other fiber-optic products. This company has benefited from heavy demand resulting from the Internet's rapid growth.

    Other technology companies that helped Fund performance included the following:

- Broadcom, a semiconductor manufacturer whose products enable data transmission to homes and businesses;

- Veritas Software and Network Appliance, makers of products that help enhance access to stored electronic data;

- VeriSign, which helps enable secure data transmission over the Internet; and

- BroadVision, a software developer whose products enhance Internet-based commerce.

    Of course, not all of the stocks in the Fund performed as favorably, nor is there any guarantee that any of the stocks mentioned above will continue to perform as well in the future. For additional Fund portfolio highlights, please refer to page 4.

Q   DID ANY STOCKS HURT THE
    FUND'S PERFORMANCE?

A   The Fund's performance was
strong during the reporting period, and more of our investments were winners than losers. Nevertheless, some of the stocks we selected for the Fund performed more poorly than we had hoped. For example, we were disappointed in the performance of consumer-electronics retailer Best Buy. As with most retailers--which have not tended to perform well when interest rates are rising--Best Buy saw its stock price decline in the fourth quarter of 1999. More than any other stock, Best Buy had a negative impact on the Fund--we eliminated the holding during the reporting period.

    Other stocks in the Fund whose performance disappointed us included Tyco and VISX, both of which we also sold from the Fund during the reporting period. Tyco's previously strong results reversed themselves in early October when the author of a short-selling newsletter questioned Tyco's accounting methods--specifically, how the company accounted for its corporate acquisitions. VISX, meanwhile, saw its stock weaken as the increasingly competitive environment in laser-vision correction led the company to lower its prices, cutting into profitability. We sold the Fund's position in VISX relatively early in the reporting period, thus avoiding a more substantial negative impact on the Fund.

Q   HOW DID THE FUND PERFORM
    DURING THE REPORTING PERIOD?

A   Thanks largely to effective stock
selection in the technology area, the Fund continued its recent strong performance. During the six months ended February 29, 2000, the Fund returned
115.83 percent(1) (Class A shares at net asset value; if the sales charge of 5.75 percent were included, the return would have been lower). By comparison, the Standard & Poor's 400 MidCap Index returned 18.09 percent. The S&P 400 MidCap Index is an unmanaged, broad-based index that reflects the general performance of 400 domestic mid-cap stocks. This index is a statistical composite that doesn't include any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. Also, keep in mind that you can't invest directly in an index.

    Please refer to the chart and footnotes on page 3 for additional Fund performance results. Past performance does not guarantee future results.

(1) The Fund's performance during the six-month reporting period can largely be attributed to investments in the technology sector, which performed favorably during that time. This performance was achieved during a rising market, and there is no guarantee that this performance record or the circumstances leading to it can ever be repeated. As the Fund expects to have a substantial portion of its assets invested in stocks of emerging growth companies, the Fund will be subject to more volatility and erratic movements than will the market in general.

Q   WHAT IS YOUR OUTLOOK FOR
    THE FUND?

A   We remain optimistic and believe
that the Internet is a dynamic force that continues to drive dramatic change in how companies conduct business. We believe that this change will create many unique and exciting investment opportunities. Against this positive outlook for company fundamentals, we remain mindful of stock valuations. The higher valuations get, the greater the negative impact on the Fund if investors were to lose their enthusiasm for growth stocks, causing valuations to fall.

    Our outlook also depends in part on whether the Federal Reserve continues to increase interest rates to help limit inflationary pressures. Inflation continues to be moderate, but it is uncertain how long this trend will continue, particularly if rising oil prices contribute to a general rise in the cost of living. A sharp rise in wages could also spur the Fed to continue raising interest rates. Although recent rate increases have had only a moderate effect on stock prices, additional rate hikes could have a more substantial impact.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BLUE-CHIP STOCKS: Stocks of large, well-known companies that have a long record of growth. Examples of blue-chip stocks include General Motors, International Business Machines (IBM), Coca-Cola, and General Electric.

BOTTOM-UP INVESTING: A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). In most cases, there is no redemption fee (contingent deferred sales charge).

DOW JONES INDUSTRIAL AVERAGE: The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge; if these charges were included, the NAV would decrease.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

February 29, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL THE SPECIFIC HOLDINGS OF YOUR FUND AT THE END OF THE REPORTING PERIOD.

                                                                            MARKET
                       DESCRIPTION                           SHARES          VALUE
COMMON STOCKS*  93.7%
CONSUMER DISTRIBUTION  0.9%
Home Depot, Inc...........................................  1,500,000   $    86,718,750
The Gap, Inc..............................................    615,000        29,712,187
Tiffany & Co..............................................    900,000        57,768,750
                                                                        ---------------
                                                                            174,199,687
                                                                        ---------------
CONSUMER SERVICES  5.5%
AT&T Corp. -- Liberty Media Group, Class A (a)............  1,500,000        78,375,000
CBS Corp..................................................  1,350,000        80,409,375
Clear Channel Communications, Inc. (a)....................  1,000,000        66,625,000
Comcast Corp., Class A....................................    910,000        38,675,000
Echostar Communications Corp., Class A (a)................  2,650,000       302,100,000
Entercom Communications Corp. (a).........................    117,300         4,933,931
Hispanic Broadcasting Corp. (a)...........................    499,000        46,625,313
Infinity Broadcasting Corp. ..............................    828,125        26,448,242
InfoSpace.com, Inc. (a)...................................    230,000        49,910,000
Omnicom Group, Inc........................................  1,000,000        94,187,500
TMP Worldwide, Inc. (a)...................................    600,000        81,562,500
UnitedGlobalCom, Inc., Class A (a)........................    107,300        11,212,850
Univision Communications, Inc., Class A (a)...............  1,300,000       132,437,500
Young & Rubicam, Inc......................................    700,000        35,350,000
                                                                        ---------------
                                                                          1,048,852,211
                                                                        ---------------
ENERGY  0.8%
Apache Corp...............................................  1,250,000        45,625,000
BJ Services Co............................................  1,500,000        85,593,750
Devon Energy Corp.........................................    475,000        17,693,750
                                                                        ---------------
                                                                            148,912,500
                                                                        ---------------
FINANCE  0.7%
Lehman Brothers Holdings, Inc.............................    850,000        61,625,000
Marsh & McLennan Cos., Inc................................    400,000        30,950,000
S1 Corp. (a)..............................................    450,000        45,281,250
                                                                        ---------------
                                                                            137,856,250
                                                                        ---------------
HEALTHCARE  5.9%
Affymetrix, Inc. (a)......................................    293,000        84,860,125
Allergan, Inc.............................................  1,000,000        50,312,500
Biogen, Inc. (a)..........................................    370,000        39,936,875
Cree Research, Inc. (a)...................................    300,000        56,362,500

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 29, 2000 (Unaudited)

                                                                            MARKET
                       DESCRIPTION                           SHARES          VALUE
HEALTHCARE (CONTINUED)
Genentech, Inc. (a).......................................    369,000   $    71,170,875
Human Genome Sciences, Inc. (a)...........................    250,000        54,562,500
Immunex Corp. (a).........................................    475,000        93,782,813
Incyte Pharmaceuticals, Inc. (a)..........................    350,000        96,446,875
Ivax Corp. (a)............................................    900,000        20,475,000
Medimmune, Inc. (a).......................................    865,000       171,702,500
Millennium Pharmaceuticals, Inc. (a)......................    325,000        84,540,625
PE Corp. - PE Biosystems Group (a)........................  1,250,000       131,875,000
PE Corp. - Celera Genomics Group (a)......................    300,000        73,200,000
QLT PhotoTherapeutics, Inc. (a)...........................    760,000        54,245,000
Teva Pharmaceutical Industries Ltd. -- ADR (Israel).......    800,000        34,500,000
                                                                        ---------------
                                                                          1,117,973,188
                                                                        ---------------
PRODUCER MANUFACTURING  3.1%
ASM Lithography Holding NV -- ADR (Netherlands) (a).......    750,000        96,093,750
Corning, Inc..............................................  1,420,000       266,960,000
E-Tek Dynamics, Inc. (a)..................................    250,000        68,312,500
Metromedia Fiber Network, Inc. (a)........................  1,850,000       132,997,656
Zebra Technologies Corp., Class A (a).....................    300,000        19,968,750
                                                                        ---------------
                                                                            584,332,656
                                                                        ---------------
TECHNOLOGY  73.4%
Adobe Systems, Inc........................................    500,000        51,000,000
Advanced Fibre Communications, Inc. (a)...................    650,000        44,281,250
Altera Corp. (a)..........................................  1,250,000        99,687,500
Amdocs Ltd. (a)...........................................    900,000        66,768,750
Amkor Technology, Inc. (a)................................    350,000        18,178,125
Analog Devices, Inc. (a)..................................  1,750,000       274,750,000
Applied Materials, Inc. (a)...............................    500,000        91,468,750
Applied Micro Circuits Corp. (a)..........................    825,000       226,926,563
Ariba, Inc. (a)...........................................    350,000        92,575,000
Bea Systems, Inc. (a).....................................  1,350,000       170,859,375
Broadcom Corp., Class A (a)...............................  2,000,000       394,750,000
BroadVision, Inc. (a).....................................  1,875,000       473,554,687
Brocade Communications Systems, Inc. (a)..................    550,000       159,018,750
Check Point Software Technologies Ltd. (a)................  1,200,000       244,725,000
Cisco Systems, Inc. (a)...................................    881,210       116,484,947
Citrix Systems, Inc. (a)..................................  2,700,000       284,681,250
Clarify, Inc. (a).........................................    500,000        72,156,250
CMGI, Inc. (a)............................................    250,000        32,390,625
Comverse Technology, Inc. (a).............................  1,550,000       305,156,250
Conexant Systems, Inc. (a)................................  3,500,000       343,875,000
Cypress Semiconductor Corp. (a)...........................    500,000        22,812,500
EMC Corp. (a).............................................  1,750,000       208,250,000

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 29, 2000 (Unaudited)

                                                                            MARKET
                       DESCRIPTION                           SHARES          VALUE
TECHNOLOGY (CONTINUED)
Emulex Corp. (a)..........................................    200,000   $    32,000,000
Ericsson (L M) Telephone Co., Class B -- ADR (Sweden).....    550,000        52,800,000
Exodus Communications, Inc. (a)...........................  2,050,000       291,868,750
Flextronics International Corp. (a).......................  1,594,200        97,046,925
Foundry Networks, Inc. (a)................................    200,000        27,937,500
Gemstar International Group Ltd. (a)......................  3,700,000       280,737,500
Go2Net, Inc. (a)..........................................    300,000        26,100,000
HomeStore.com, Inc. (a)...................................    132,000         9,017,250
i2 Technologies, Inc. (a).................................  1,350,000       220,725,000
Inktomi Corp. (a).........................................    750,000       102,843,750
Intel Corp................................................  1,000,000       113,000,000
Jabil Circuit, Inc. (a)...................................    400,000        27,775,000
JDS Uniphase Corp. (a)....................................  4,000,000     1,054,500,000
Juniper Networks, Inc. (a)................................    800,000       219,450,000
KLA -- Tencor Corp. (a)...................................  2,350,000       183,153,125
Lam Research Corp. (a)....................................    800,000       124,900,000
LSI Logic Corp. (a).......................................  7,000,000       448,437,500
Macromedia, Inc. (a)......................................    700,000        60,506,250
McLeodUSA, Inc. (a).......................................  1,250,000       110,000,000
Mercury Interactive Corp. (a).............................  1,700,000       163,837,500
Microchip Technology, Inc. (a)............................    412,500        25,755,469
MicroStrategy, Inc., Class A (a)..........................    630,000        87,609,375
Motorola, Inc.............................................    973,750       166,024,375
National Semiconductor Corp. (a)..........................  1,600,000       120,200,000
Network Appliance, Inc. (a)...............................  2,850,000       537,937,500
Network Solutions, Inc., Class A (a)......................    833,600       268,783,900
Nokia Corp. -- ADR (Finland)..............................  1,000,000       198,312,500
Nortel Networks Corp......................................  1,550,000       172,825,000
Novellus Systems, Inc. (a)................................    750,000        44,484,375
Oracle Corp. (a)..........................................    700,000        51,975,000
Peregrine Systems, Inc. (a)...............................    800,000        43,700,000
Phone.com, Inc............................................    300,000        41,887,500
PMC Sierra, Inc...........................................  1,000,000       193,062,500
Portal Software, Inc. (a).................................    500,000        37,562,500
QLogic Corp. (a)..........................................  1,400,000       218,400,000
Qualcomm, Inc. (a)........................................  2,000,000       284,875,000
Rational Software Corp. (a)...............................  1,000,000        71,125,000
Real Networks, Inc. (a)...................................  1,200,000        84,375,000
RF Micro Devices, Inc. (a)................................  1,400,000       193,637,500
SanDisk Corp. (a).........................................    500,000        44,500,000
Sanmina Corp. (a).........................................    500,000        58,531,250
Scient Corp. (a)..........................................    200,000        14,150,000

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 29, 2000 (Unaudited)

                                                                            MARKET
                       DESCRIPTION                           SHARES          VALUE
TECHNOLOGY (CONTINUED)
Scientific-Atlanta, Inc...................................  1,000,000   $   102,687,500
SDL, Inc. (a).............................................    700,000       287,000,000
Siebel Systems, Inc. (a)..................................  2,250,000       312,046,875
STMicroelectronics NV -- ADR (Netherlands)................    925,000       185,000,000
Sun Microsystems, Inc. (a)................................  1,700,000       161,925,000
Sycamore Networks, Inc. (a)...............................    261,000        38,628,000
Symbol Technologies, Inc..................................    500,000        47,562,500
Taiwan Semiconductor Manufacturing Co., Ltd. -- ADR
(Taiwan) (a)..............................................    774,900        46,348,706
Teradyne, Inc. (a)........................................    530,000        46,110,000
Texas Instruments, Inc....................................  1,750,000       291,375,000
TIBCO Software, Inc. (a)..................................    450,000        58,950,000
VeriSign, Inc. (a)........................................  2,150,000       543,950,000
VERITAS Software Corp. (a)................................  3,200,000       633,200,000
VerticalNet, Inc. (a).....................................    125,000        27,500,000
Viant Corp. (a)...........................................    250,000         9,484,375
Vignette Corp. (a)........................................    600,000       138,300,000
Vishay Intertechnology, Inc. (a)..........................    365,000        15,695,000
Vitesse Semiconductor Corp. (a)...........................  1,250,000       129,765,625
Western Wireless Corp. (a)................................    950,000        46,075,000
Xilinx, Inc. (a)..........................................  3,000,000       239,250,000
Yahoo!, Inc. (a)..........................................    850,000       135,734,375
                                                                        ---------------
                                                                         13,897,288,322
                                                                        ---------------
TRANSPORTATION  0.2%
Kansas City Southern Industries, Inc......................    500,000        39,375,000
                                                                        ---------------

UTILITIES  3.2%
Calpine Corp. (a).........................................    800,000        73,200,000
China Telecom Hong Kong Ltd. -- ADR (China) (a)...........    215,000        39,963,125
Level 3 Communications, Inc. (a)..........................    550,000        62,631,250
Nextel Communications, Inc. (a)...........................  1,500,000       205,125,000
NEXTLINK Communications, Inc., Class A (a)................    900,000        99,168,750
VoiceStream Wireless Corp. (a)............................    900,000       119,756,250
                                                                        ---------------
                                                                            599,844,375
                                                                        ---------------
TOTAL LONG-TERM INVESTMENTS  93.7%
(Cost $6,735,565,753)................................................    17,748,634,189
                                                                        ---------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 29, 2000 (Unaudited)

                                                                            MARKET
                       DESCRIPTION                                           VALUE
SHORT-TERM INVESTMENTS  5.6%
COMMERCIAL PAPER  1.6%
Prudential Funding Corp. ($150,000,000 par, yielding 5.523%, 03/01/00
maturity)............................................................   $   150,000,000
General Electric Capital Corp. ($150,000,000 par, yielding 6.350%,
03/01/00 maturity)...................................................       150,000,000
                                                                        ---------------
                                                                            300,000,000
                                                                        ---------------
REPURCHASE AGREEMENTS  1.6%
Bank of America Securities ($80,491,000 par collateralized by U.S.
Government obligations in a pooled cash account, dated 02/29/00, to
be sold on 03/01/00 at $80,504,057)..................................        80,491,000
DLJ Mortgage Acceptance Corp. ($35,815,000 par collateralized by U.S.
Government obligations in a pooled cash account, dated 02/29/00, to
be sold on 03/01/00 at $35,820,740)..................................        35,815,000
State Street Bank & Trust Co. ($150,905,000 par collateralized by
U.S. Government obligations in a pooled cash account, dated 02/29/00,
to be sold on 03/01/00 at $150,928,348)..............................       150,905,000
Warburg Dillon Read ($42,350,000 par collateralized by U.S.
Government obligations in a pooled cash account, dated 02/29/00, to
be sold on 03/01/00 at $42,356,776)..................................        42,350,000
                                                                        ---------------
                                                                            309,561,000
                                                                        ---------------
U.S. GOVERNMENT AGENCY OBLIGATIONS  2.4%
Federal Home Loan Bank Consolidated Discount Notes ($70,146,000 par,
yielding 5.72%, 03/01/00 maturity)...................................        70,146,000
Federal Home Loan Bank Consolidated Discount Notes ($50,000,000 par,
yielding 5.54%, 03/10/00 maturity)...................................        49,930,750
Federal Home Loan Mortgage Discount Notes ($50,000,000 par, yielding
5.62%, 03/14/00 maturity)............................................        49,898,528
Federal Home Loan Mortgage Discount Notes ($25,000,000 par, yielding
5.67%, 03/21/00 maturity)............................................        24,921,250
Federal Home Loan Mortgage Discount Notes ($50,000,000 par, yielding
5.71%, 03/03/00 maturity)............................................        49,984,139
Federal Home Loan Mortgage Discount Notes ($50,000,000 par, yielding
5.77%, 04/18/00 maturity)............................................        49,615,333

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 29, 2000 (Unaudited)

                                                                            MARKET
                       DESCRIPTION                                           VALUE
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
Federal National Mortgage Association Discount Notes ($50,000,000
par, yielding 5.83%, 05/25/00 maturity)..............................   $    49,311,736
Student Loan Marketing Discount Notes ($100,000,000 par, yielding
5.72%, 03/01/00 maturity)............................................       100,000,000
                                                                        ---------------
                                                                            443,807,736
                                                                        ---------------
TOTAL SHORT-TERM INVESTMENTS  5.6%
  (Cost $1,053,368,736)..............................................     1,053,368,736
                                                                        ---------------
TOTAL INVESTMENTS  99.3%
  (Cost $7,788,934,489)..............................................    18,802,002,925
OTHER ASSETS IN EXCESS OF LIABILITIES  0.7%..........................       134,554,032
                                                                        ---------------

NET ASSETS  100.0%...................................................   $18,936,556,957
                                                                        ===============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

 * The common stocks are classified by sectors which represent broad groupings of related industries.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
February 29, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $7,788,934,489).....................  $18,802,002,925
Cash........................................................           85,336
Receivables:
  Fund Shares Sold..........................................      199,774,354
  Investments Sold..........................................      185,345,369
  Dividends.................................................          189,871
Other.......................................................          265,317
                                                              ---------------
    Total Assets............................................   19,187,663,172
                                                              ---------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      170,719,408
  Fund Shares Repurchased...................................       64,760,377
  Distributor and Affiliates................................        8,546,951
  Investment Advisory Fee...................................        5,647,215
  Capital Gain Distributions................................          183,006
Accrued Expenses............................................          901,513
Trustees' Deferred Compensation and Retirement Plans........          347,745
                                                              ---------------
    Total Liabilities.......................................      251,106,215
                                                              ---------------
NET ASSETS..................................................  $18,936,556,957
                                                              ===============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $ 7,244,692,708
Net Unrealized Appreciation.................................   11,013,068,436
Accumulated Net Realized Gain...............................      721,759,676
Accumulated Net Investment Loss.............................      (42,963,863)
                                                              ---------------
NET ASSETS..................................................  $18,936,556,957
                                                              ===============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $10,413,998,292 and 90,344,275 shares of
    beneficial interest issued and outstanding).............  $        115.27
    Maximum sales charge (5.75%* of offering price).........             7.03
                                                              ---------------
    Maximum offering price to public........................  $        122.30
                                                              ===============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $7,040,095,892 and 66,875,825 shares of
    beneficial interest issued and outstanding).............  $        105.27
                                                              ===============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $1,482,462,773 and 13,808,311 shares of
    beneficial interest issued and outstanding).............  $        107.36
                                                              ===============

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended February 29, 2000 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $    20,256,335
Dividends (net of foreign withholding taxes of $19,518).....        3,708,375
                                                              ---------------
    Total Income............................................       23,964,710
                                                              ---------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Class
  A, B and C of $7,494,984, $21,181,419, and $3,842,026,
  respectively).............................................       32,518,429
Investment Advisory Fee.....................................       24,287,533
Shareholder Services........................................        5,695,474
Custody.....................................................          527,185
Legal.......................................................          352,000
Trustees' Fees and Related Expenses.........................           51,938
Other.......................................................        3,237,446
                                                              ---------------
    Total Expenses..........................................       66,670,005
    Less Credits Earned on Cash Balances....................            9,925
                                                              ---------------
    Net Expenses............................................       66,660,080
                                                              ---------------
NET INVESTMENT LOSS.........................................  $   (42,695,370)
                                                              ===============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   731,043,012
                                                              ---------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    2,171,609,699
  End of the Period.........................................   11,013,068,436
                                                              ---------------
Net Unrealized Appreciation During the Period...............    8,841,458,737
                                                              ---------------
NET REALIZED AND UNREALIZED GAIN............................  $ 9,572,501,749
                                                              ===============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 9,529,806,379
                                                              ===============

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended February 29, 2000 and the Year Ended August 31, 1999 (Unaudited)

                                                   SIX MONTHS ENDED       YEAR ENDED
                                                   FEBRUARY 29, 2000    AUGUST 31, 1999
                                                   ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss..............................   $   (42,695,370)    $   (44,011,853)
Net Realized Gain................................       731,043,012       1,276,474,142
Net Unrealized Appreciation During the Period....     8,841,458,737       1,602,280,582
                                                    ---------------     ---------------
Change in Net Assets from Operations.............     9,529,806,379       2,834,742,871
                                                    ---------------     ---------------

Distributions from Net Realized Gain:
  Class A Shares.................................      (682,223,944)       (128,077,038)
  Class B Shares.................................      (512,733,036)        (97,408,811)
  Class C Shares.................................       (89,607,816)        (11,808,076)
                                                    ---------------     ---------------
Total Distributions..............................    (1,284,564,796)       (237,293,925)
                                                    ---------------     ---------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................     8,245,241,583       2,597,448,946
                                                    ---------------     ---------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................     8,410,348,908       8,647,337,210
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................     1,137,089,896         220,329,357
Cost of Shares Repurchased.......................    (6,317,255,945)     (7,517,072,085)
                                                    ---------------     ---------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................     3,230,182,859       1,350,594,482
                                                    ---------------     ---------------
TOTAL INCREASE IN NET ASSETS.....................    11,475,424,442       3,948,043,428
NET ASSETS:
Beginning of the Period..........................     7,461,132,515       3,513,089,087
                                                    ---------------     ---------------
End of the Period (Including accumulated net
  investment loss of $42,963,863 and $268,493,
  respectively)..................................   $18,936,556,957     $ 7,461,132,515
                                                    ===============     ===============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)

                                SIX MONTHS
                                  ENDED                   YEAR ENDED AUGUST 31,
       CLASS A SHARES          FEBRUARY 29,    --------------------------------------------
                                 2000(A)       1999(A)     1998(A)       1997      1996(A)
                               ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................   $  60.000      $ 36.129    $ 40.844    $ 34.347    $  31.59
                                ---------      --------    --------    --------    --------
  Net Investment Loss........       (.168)        (.228)      (.212)      (.127)      (.096)
  Net Realized and Unrealized
    Gain/Loss................      64.740        26.408       (.750)      8.177       6.043
                                ---------      --------    --------    --------    --------
Total from Investment
  Operations.................      64.572        26.180       (.962)      8.050       5.947
Less Distributions from Net
  Realized Gain..............       9.302         2.309       3.753       1.553       3.190
                                ---------      --------    --------    --------    --------
NET ASSET VALUE, END OF THE
  PERIOD.....................   $ 115.270      $ 60.000    $ 36.129    $ 40.844    $ 34.347
                                =========      ========    ========    ========    ========

Total Return (b).............     115.83%*       75.10%      (2.19%)     24.44%      20.54%
Net Assets at End of the
  Period (In millions).......   $10,414.0      $4,156.4    $1,990.8    $1,970.7    $1,438.5
Ratio of Expenses to Average
  Net Assets (c).............        .85%          .97%       1.00%       1.05%       1.10%
Ratio of Net Investment Loss
  to Average Net Assets
  (c)........................       (.42%)        (.45%)      (.50%)      (.30%)      (.29%)
Portfolio Turnover...........         40%*         124%        103%         92%         91%

 * Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(c) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)

                                 SIX MONTHS
                                   ENDED                YEAR ENDED AUGUST 31,
        CLASS B SHARES          FEBRUARY 29,   ----------------------------------------
                                  2000(A)      1999(A)    1998(A)      1997     1996(A)
                                -------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................    $ 55.558     $ 33.840   $ 38.789   $ 32.938   $ 30.65
                                  --------     --------   --------   --------   -------
  Net Investment Loss.........       (.432)       (.575)     (.515)     (.270)    (.349)
  Net Realized and Unrealized
    Gain/Loss.................      59.447       24.602      (.681)     7.674     5.827
                                  --------     --------   --------   --------   -------
Total from Investment
  Operations..................      59.015       24.027     (1.196)     7.404     5.478
Less Distributions from Net
  Realized Gain...............       9.302        2.309      3.753      1.553     3.190
                                  --------     --------   --------   --------   -------
NET ASSET VALUE, END OF THE
  PERIOD......................    $105.271     $ 55.558   $ 33.840   $ 38.789   $32.938
                                  ========     ========   ========   ========   =======

Total Return (b)..............     115.02%*      73.78%     (2.98%)    23.51%    19.61%
Net Assets at End of the
  Period (In millions)........    $7,040.1     $2,850.2   $1,357.6   $1,220.4   $ 757.3
Ratio of Expenses to Average
  Net Assets (c)..............       1.60%        1.74%      1.79%      1.85%     1.90%
Ratio of Net Investment Loss
  to Average Net Assets (c)...      (1.17%)      (1.22%)    (1.29%)    (1.10%)   (1.10%)
Portfolio Turnover............         40%*        124%       103%        92%       91%

 * Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. If the sales charge was included, total returns would be lower.

(c) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED. (UNAUDITED)

                                 SIX MONTHS
                                   ENDED                 YEAR ENDED AUGUST 31,
        CLASS C SHARES          FEBRUARY 29,    ----------------------------------------
                                  2000(A)       1999(A)    1998(A)     1997      1996(A)
                                --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................    $ 56.519      $34.391    $39.351    $33.384    $ 31.02
                                  --------      -------    -------    -------    -------
  Net Investment Loss.........       (.441)       (.583)     (.523)     (.273)     (.354)
  Net Realized and Unrealized
    Gain/Loss.................      60.584       25.020      (.684)     7.793      5.908
                                  --------      -------    -------    -------    -------
Total from Investment
  Operations..................      60.143       24.437     (1.207)     7.520      5.554
Less Distributions from Net
  Realized Gain...............       9.302        2.309      3.753      1.553      3.190
                                  --------      -------    -------    -------    -------
NET ASSET VALUE, END OF THE
  PERIOD......................    $107.360      $56.519    $34.391    $39.351    $33.384
                                  ========      =======    =======    =======    =======

Total Return (b)..............     115.07%*      73.79%     (2.96%)    23.56%     19.60%
Net Assets at End of the
  Period (In millions)........    $1,482.5      $ 454.5    $ 164.7    $ 139.9    $  82.4
Ratio of Expenses to Average
  Net Assets (c)..............       1.60%        1.74%      1.79%      1.85%      1.89%
Ratio of Net Investment Loss
  to Average Net Assets (c)...      (1.18%)      (1.21%)    (1.29%)    (1.10%)    (1.10%)
Portfolio Turnover............         40%*        124%       103%        92%        91%

 * Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

(c) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

February 29, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Emerging Growth Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund seeks capital appreciation by investing primarily in common stock of companies that are considered by the Fund's investment adviser to be emerging growth companies. The Fund commenced investment operations on October 2, 1970. The distribution of the Fund's Class B and Class C shares commenced on April 20, 1992 and July 6, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices or, if not available, their fair value as determined using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due to the Fund.

NOTES TO
FINANCIAL STATEMENTS

February 29, 2000 (Unaudited)

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted over the expected life of each applicable security. Premiums on debt securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Accumulated realized gain/loss differs for financial and tax reporting purposes as a result of the deferral of losses relating to wash sale transactions.

    At February 29, 2000, for federal income tax purposes, cost of long- and short-term investments is $7,792,812,622; the aggregate gross unrealized appreciation is $11,049,254,685 and the aggregate gross unrealized depreciation is $40,064,382, resulting in net unrealized appreciation of $11,009,190,303.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the six months ended February 29, 2000, the Fund's custody fee was reduced by $9,925 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                     AVERAGE NET ASSETS                         % PER ANNUM
First $350 million..........................................    .575 of 1%
Next $350 million...........................................    .525 of 1%
Next $350 million...........................................    .475 of 1%
Over $1.05 billion..........................................    .425 of 1%

NOTES TO
FINANCIAL STATEMENTS

February 29, 2000 (Unaudited)

    For the six months ended February 29, 2000, the Fund recognized expenses of approximately $352,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended February 29, 2000, the Fund recognized expenses of approximately $267,700 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended February 29, 2000, the Fund recognized expenses of approximately $4,821,400. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

February 29, 2000 (Unaudited)

3. CAPITAL TRANSACTIONS

At February 29, 2000, capital aggregated $3,637,108,980, $2,846,100,261 and
$761,483,467 for Classes A, B, and C, respectively. For the six months ended February 29, 2000, transactions were as follows:

                                                         SHARES            VALUE
Sales:
  Class A............................................   87,660,541    $ 6,673,589,933
  Class B............................................   16,598,955      1,254,784,392
  Class C............................................    6,160,367        481,974,583
                                                       -----------    ---------------
Total Sales..........................................  110,419,863    $ 8,410,348,908
                                                       ===========    ===============
Dividend Reinvestment:
  Class A............................................    7,839,482    $   590,861,726
  Class B............................................    6,861,910        472,991,465
  Class C............................................    1,041,922         73,236,705
                                                       -----------    ---------------
Total Dividend Reinvestment..........................   15,743,314    $ 1,137,089,896
                                                       ===========    ===============
Repurchases:
  Class A............................................  (74,430,154)   $(5,607,314,767)
  Class B............................................   (7,885,971)      (604,484,617)
  Class C............................................   (1,435,249)      (105,456,561)
                                                       -----------    ---------------
Total Repurchases....................................  (83,751,374)   $(6,317,255,945)
                                                       ===========    ===============

NOTES TO
FINANCIAL STATEMENTS

February 29, 2000 (Unaudited)

    At August 31, 1999, capital aggregated $1,979,972,088, $1,722,809,021 and
$311,728,740 for Classes A, B, and C, respectively. For the year ended August 31, 1999, transactions were as follows:

                                                          SHARES            VALUE
Sales:
  Class A............................................   147,365,988    $ 7,385,533,602
  Class B............................................    20,174,832        961,208,279
  Class C............................................     6,262,136        300,595,329
                                                       ------------    ---------------
Total Sales..........................................   173,802,956    $ 8,647,337,210
                                                       ============    ===============
Dividend Reinvestment:
  Class A............................................     2,789,895    $   118,849,554
  Class B............................................     2,309,440         91,592,399
  Class C............................................       245,102          9,887,404
                                                       ------------    ---------------
Total Dividend Reinvestment..........................     5,344,437    $   220,329,357
                                                       ============    ===============
Repurchases:
  Class A............................................  (135,984,083)   $(6,833,274,241)
  Class B............................................   (11,300,817)      (534,381,291)
  Class C............................................    (3,254,698)      (149,416,553)
                                                       ------------    ---------------
Total Repurchases....................................  (150,539,598)   $(7,517,072,085)
                                                       ============    ===============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received thereon, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received thereon, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. For the six months ended February 29, 2000 and the year ended August 31, 1999, 2,781,948 and 3,288,828 Class B shares converted to Class A shares, respectively, and are shown in the above tables as sales of Class A shares and repurchases of Class B shares. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan Class C shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which such shares were purchased. Class C shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended February 29, 2000 and the year end August 31, 1999, no Class C shares converted to Class A shares. The CDSC for Class B and C shares will be

NOTES TO
FINANCIAL STATEMENTS

February 29, 2000 (Unaudited)

imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and thereafter.......................................    None               None

    For the six months ended February 29, 2000, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $2,850,700 and CDSC on redeemed shares of approximately $2,335,000. Sales charges do not represent expenses to the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $5,547,539,540 and $4,340,498,074, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    The Fund may invest in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets. Upon entering into

NOTES TO
FINANCIAL STATEMENTS

February 29, 2000 (Unaudited)

futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    There were no transactions in futures contracts during the six months ended February 29, 2000.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended February 29, 2000, are payments retained by Van Kampen of approximately $18,153,700.

7. BORROWINGS

In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each Fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each Fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each Fund incurs based on its pro-rate percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

                                       VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth*
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Small Cap Value
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Fixed Income*
   Global Franchise
   Global Government Securities*
   Global Managed Assets*
   International Magnum
   Latin American
   Strategic Income
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  Central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN EMERGING GROWTH FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY
PAUL G. YOVOVICH

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*(1)
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

PETER W. HEGEL*
MICHAEL H. SANTO*
EDWARD C. WOOD, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Drive
Chicago, Illinois 60601

(1) Appointed Executive Vice President and Chief Investment Officer effective April 3, 2000.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After September 30, 2000, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

RESULTS OF
SHAREHOLDER VOTES

An adjourned special meeting of the shareholders of the Fund was held on November 12, 1999, where shareholders voted on the proposal to approve replacing the Fund's fundamental investment policy regarding investing in small-and medium-sized companies with a non-fundamental investment policy.

1) With regard to this proposal, 43,838,077 shares voted for the proposal, 7,242,260 shares voted against, 3,722,179 shares abstained and 28,442,613 shares represented broker non-votes.

YOUR NOTES